AMENDMENT NUMBER TWO TO
                  LOAN AND SECURITY AGREEMENT


            This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of November 25, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Intergraph Corporation, a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of December 20, 1996 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, extend the Maturity Date, increase the amount of the Term Loan and modify the Reserve in connection therewith, and increase the Maximum Amount, as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


           NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1.        Amendments to the Agreement.

               a. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

                "Additional Term Loan" has the meaning set forth in Section 2.3.

                "Initial Term Loan" has the meaning set forth in Section 2.3.

                "Second  Amendment" means that certain Amendment
     Number Two to Loan and Security Agreement, dated as of November 25, 1997, between Foothill and Borrower.

                "Second Amendment Closing Date" means the first date on which all of the conditions to the effectiveness of the Second Amendment have been satisfied (or waived or postponed by Foothill in its sole discretion) pursuant to the terms thereof.

               b. The following definitions contained in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

                    "Maximum Amount" means $125,000,000.

                      "Reserve"   means,  as  of  any   date   of
     determination, an amount equal to: (a) from and after the Second Amendment Closing Date until December 31, 1997, zero (-0-); and (b) thereafter, an amount equal the product of
     (i) $297,619 times (ii) the number of months (or any portions thereof) separating such date from December 31, 1997. Without limiting the generality of the foregoing and solely by way of example, the amount of the Reserve would equal: (x) zero (-0-) as of December 1, 1997; (y) $297,619 as  of  January 1, 1998; and (z) $595,238 as of February  1,
     1998.

               c. Section 2.2(a)(ii) of the Agreement hereby is amended and restated in its entirety to read as follows:

                                    (ii)   the  Letter of  Credit
               Usage  would  exceed the lower of (y) the  Maximum
               Revolving  Amount less the amount  of  outstanding
               Advances, or (z) $75,000,000, or

               d. Section 2.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

                 2.3 Term Loan. Subject to the terms and conditions of this Agreement, Foothill: (a) agreed to make a term loan to Borrower on the Closing Date (in the original principal amount of $20,000,000 (the "Initial Term Loan"); and (b) has agreed to make an additional term loan to Borrower on the Second Amendment Closing Date in the original principal amount of $5,000,000 (the "Additional Term Loan"; the Initial Term Loan and the Additional Term Loan are referred to, collectively, as the "Term Loan"). The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall not be due and payable until the earlier to occur of (a) the Maturity Date, and (b) the date of termination of this Agreement, whether by its terms, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may not be prepaid in whole or in part. All amounts outstanding under the Term Loan shall constitute Obligations.

               e. Section 3.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

               3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on January 7, 2001 (the "Maturity Date"). The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

               f. Section 3.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

               3.6 Early Termination by Borrower. Borrower has the option, at any time prior to the Maturity Date and upon 60 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to (a) during the first 30 months after the Closing Date, the product of (i) 0.10% times (ii) the Maximum Amount times (iii) the number of months (including partial months) remaining until the Maturity Date, (b) during the next 6 months, $1,000,000, and
     (c) thereafter, $500,000.

          2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          3. Conditions Precedent to Amendment. The satisfaction of each of the following on or before the Second Amendment Closing
Date,   unless   otherwise  specified  below,  shall   constitute
conditions precedent to the effectiveness of this Amendment:

               a. Payment to Foothill by Borrower in immediately available funds of an amendment fee in the amount of $225,000, which fee shall be fully earned, non-refundable, due, and payable, upon the execution and delivery of this Amendment by Foothill and Borrower, and which fee Borrower hereby authorizes
Foothill  to  charge  to  Borrower's loan  account.   Solely  for
reference purposes among Foothill and its participants in the Obligations, such amendment fee shall be segregated into 3
components,  consisting  of  "Component  A"  in  the  amount   of
$100,000,  "Component B" in the amount of $62,500, and "Component
C" in the amount of $62,500;

               b. Foothill shall have received the reaffirmation and consent of each of the Obligors (other than Borrower) attached
hereto  as  Exhibit  A,  duly  executed  and  delivered  by   the
respective authorized officials thereof;

               c. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (1)  duly executed amendments of the
                         Mortgages and endorsements to the Mortgage Policies as Foothill may require, in each case in form and substance satisfactory to Foothill;

                    (2)  all required consents of Foothill's
                         participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment and the commitments of such participants (on terms and conditions satisfactory to Foothill) to participate in the Obligations after giving effect to this Amendment;

               d. Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;

               e. Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

               f.        [intentionally omitted]

               g. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan
Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               h. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall  have  occurred and be continuing on the date  hereof,  nor
shall   result   from  the  consummation  of   the   transactions
contemplated herein;

               i.        No injunction, writ, restraining order, or other order
of   any   nature   prohibiting,  directly  or  indirectly,   the
consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               j. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               k. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4.        Condition Subsequent to Second Amendment and Related
Reserve.   Each  of  the following shall constitute  a  condition
subsequent to the Second Amendment:

               a. Foothill shall have received searches reflecting the filing of such supplemental financing statements as Foothill may require (including with respect to the filing offices for:
Arizona; Hawaii; and Allegheny County, Pennsylvania); and

               b. Foothill shall have received updates of the most recent appraisals of the Real Property Collateral and of the Equipment that were conducted on or prior to the Closing Date, in each case satisfactory to Foothill.

Until such time as each of the conditions in this Section 4 have been satisfied, and notwithstanding anything in the Loan Agreement or the other Loan Documents to the contrary, Foothill may create and maintain against the Borrowing Base an additional reserve in the amount of $5,000,000.

          5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its  respective terms and hereby is ratified and confirmed in all
respects.   The  execution, delivery,  and  performance  of  this
Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          7.        Miscellaneous.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b.        Upon the effectiveness of this Amendment, each
reference   in  the  Loan  Documents  to  the  "Loan  Agreement",
"thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this  Amendment by signing any such counterpart.  Delivery of  an executed counterpart of this Amendment by telefacsimile shall  be
equally   as  effective  as  delivery  of  an  original  executed
counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By /s/ Bryan Hamm
                                --------------------------
                              Title: Vice President
                                    ----------------------


                              INTERGRAPH CORPORATION, a Delaware corporation


                              By /s/ Larry J. Laster
                                ----------------------------
                              Title: Executive Vice President
                                    -------------------------

                           EXHIBIT  A

                   Reaffirmation and Consent

                 All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Loan and Security Agreement, dated as of November 25, 1997 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Pledge Agreement and any other Loan Documents to which it is party; and (d) agrees that each of the Pledge Agreement and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.


                              M&S  COMPUTING INVESTMENTS, INC., a
                              Delaware corporation


                              By /s/ Larry J. Laster
                                ------------------------------
                              Title: Treasurer
                                    --------------------------


                              INTERGRAPH DELAWARE, INC., a Delaware
                              corporation


                              By /s/ Larry J. Laster
                                ------------------------------
                              Title: Treasurer
                                    --------------------------